--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                      ------------------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 20, 2001

                          COMMISSION FILE NO. 0-23521

                             MKS INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its Charter)

                MASSACHUSETTS                                   04-2277512
       (State or other jurisdiction of               (IRS Employer Identification No.)
       incorporation or organization)
  SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                        01810
  (Address of principal executive offices)                      (Zip Code)

                                 (978) 975-2350
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

STATEMENT OF INCOME DATA OF MKS INSTRUMENTS, INC.

     On January 26, 2001, MKS Instruments, Inc. (the "Company" or "MKS") completed its previously-announced merger with Applied Science and Technology, Inc. ("ASTeX") by exchanging approximately 11,200,000 shares of its common stock for all of the common stock of ASTeX. Each share of ASTeX was exchanged for
0.7669 shares of the Company's common stock. The merger is being accounted for under the pooling of interests method of accounting.

     Prior to the merger, MKS reported its results of operations on a calendar quarter and calendar year basis, and ASTeX reported its results of operations on a fiscal quarter and fiscal year basis. The ASTeX fiscal year 2000 ended July 1, 2000, and its quarters in fiscal 2000 ended September 25, 1999, December 25, 1999, March 25, 2000 and July 1, 2000. For historical reporting purposes for periods prior to the merger, MKS will combine its calendar years and quarters with the ASTeX fiscal years and quarters under the pooling of interests method of accounting.

     For additional analytical purposes, the statement of income data included in this Form 8-K combines the two companies' calendar year 2000 results of operations. This presentation combines the statements of income for the MKS calendar year 2000 and the MKS calendar year 2000 quarters ended March 31, June 30, September 30, and December 31, with the statements of income for the ASTeX calendar year 2000 and the ASTeX calendar year 2000 quarters ended March 25, July 1, September 30, and December 30, respectively.

     This presentation differs from the Supplemental Consolidated Financial Statements of MKS Instruments, Inc. for the year ended December 31, 2000, in which the merger is accounted for under the pooling of interests method by combining the two companies' fiscal years. The Supplemental Consolidated Financial Statements for the year ended December 31, 2000 combine the MKS fiscal year ended December 31, 2000 with the ASTeX fiscal year ended July 1, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

       EXHIBIT
       NUMBER                               TITLE
       -------                              -----
       99.1      Statement of Income Data of MKS Instruments, Inc. for each of the quarters ended March 31, 2000, June 30, 2000,
                 September 30, 2000 and December 31, 2000, and the year ended
                 December 31, 2000 (unaudited).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MKS INSTRUMENTS, INC.

                                          /s/ RONALD C. WEIGNER
                                          --------------------------------------
                                          Ronald C. Weigner
                                          Vice President and Chief Financial
                                          Officer

Dated:  April 20, 2001